UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   March 17, 2005
                                                 -------------------------------

                              BARNES & NOBLE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                 1-12302                                 06-1196501
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        (Commission File Number)               (IRS Employer Identification No.)


          122 Fifth Avenue, New York, NY                         10011
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     (Address of Principal Executive Offices)                  (Zip Code)


                                 (212) 633-3300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition

     On March 17, 2005, Barnes & Noble, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and full year ended January 29, 2005. A copy of this press release is attached hereto as
Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

     To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), in the press release attached hereto as Exhibit 99.1 the Company uses the non-GAAP financial measure of EBITDA (defined by the Company as operating profit before depreciation and amortization) for the 13 and 52 weeks ended January 29, 2005 and January 31, 2004. Additionally, following the Company's acquisition of Bertelsmann AG's interest in barnesandnoble.com inc. ("B&N.com") on September 15, 2003, the Company consolidated the results of B&N.com. Accordingly, the Company is disclosing in the press release attached hereto as Exhibit 99.1 pro forma results as if the Company consolidated B&N.com for all of fiscal 2003. Furthermore, in the press release attached hereto as Exhibit 99.1, the Company provides certain financial results which exclude the one-time charge relating to the redemption of its convertible subordinated notes. This one-time charge was to write-off the unamortized portion of the deferred financing fees from the issuance of the notes and for payment of the redemption premium.

     The Company's management reviews these non-GAAP measures internally to evaluate the Company's performance and manage its operations. In addition, since the Company has historically provided EBITDA results to the investment community, the Company believes that the inclusion of EBITDA results provides a consistent and comparable measure to help investors understand the Company's operating results. Furthermore, since the Company will consolidate B&N.com on a going forward basis, the Company believes that pro forma results (as if the Company consolidated B&N.com) provide investors a better understanding of the Company's current operating results and provide a comparable measure to help investors understand the Company's future operating results. The Company has also provided certain financial results which exclude a one-time charge relating to the redemption of its convertible subordinated notes because the Company believes that such information also provides investors a better understanding of the Company's current operating results and provides a comparable measure to help investors understand the Company's future operating results. The non-GAAP measures included in the press release attached hereto as Exhibit 99.1 have been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.


Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

     (a) As disclosed in the press release attached hereto as Exhibit 99.1, in light of the recent SEC clarification on lease accounting and after discussions with the Company's independent registered public accounting firm, BDO Seidman, LLP, the Company has re-evaluated its lease accounting practices. Although amounts involved in correcting the Company's method of accounting for lease transactions are not material to any one year, the Company has decided to restate prior year financial statements to correct errors resulting from its prior method of accounting for lease transactions. Like many other public companies, the Company will correct the way it accounts for its leases, specifically the accounting for tenant allowances and rent holidays (store build-out period).

     Management and the Board of Directors of the Company concluded on March 10, 2005 that the Company's financial statements for the fiscal years ended January 31, 2004, February 1, 2003 and February 2, 2002 (fiscal years 2003, 2002 and
2001) and for the first three interim quarters of the fiscal year ended January 29, 2005 (fiscal 2004) should be restated to correct its accounting for leases, and that such previously filed financial statements should no longer be relied upon. Management discussed these matters with BDO Seidman, LLP.

     Consistent with common retail industry practice, the Company had previously classified tenant allowances received as a result of store openings as a reduction in capital expenditures. The Company has reclassified tenant allowances received from a reduction of depreciation expense to a reduction of rent expense. As a result, the Company has increased gross margins and increased depreciation expense by $32.1 million, $28.7 million and $24.5 million, respectively, in fiscal years 2003, 2002 and 2001. On the balance sheet, the Company has increased net property and equipment, and increased other long-term liabilities by $225.0 million and $227.4 million to reflect the aggregate amount of all unamortized tenant allowances received as of January 31, 2004 and February 1, 2003, respectively. There is no earnings impact due to this reclassification.

     In addition, the Company had recognized the straight line expense for leases beginning on the commencement date of the lease, which had the effect of excluding the construction period of its stores from the calculation of the period over which it expenses rent. In order to correct the straight line rent expense to include the store build-out period, the Company has decreased net income for prior fiscal years by an aggregate amount of approximately $18.6 million, $0.7 million relating to fiscal years 2003, 2002 and 2001, and $17.9 million which represents the cumulative effect relating to periods prior to fiscal year 2001. Earnings per share for fiscal years 2003, 2002 and 2001 decreased by approximately $0.00, $0.01 and $0.00, respectively and prior interim results for the nine months ended October 30, 2004, decreased by approximately $0.00. The impact on future years' earnings is not expected to be material. The related balance sheet impact of this restatement was to increase other long-term liabilities by $31.7 million and $31.6 million, and increase long-term deferred income tax assets by $13.2 million and $13.1 million, as of January 31, 2004 and February 1, 2003, respectively.


Item 9.01  Financial Statements and Exhibits

       (c) Exhibits

     99.1  Press Release of Barnes & Noble, Inc., dated March 17, 2005.





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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             BARNES & NOBLE, INC.
                                             (Registrant)




                                             By: /s/ Joseph J. Lombardi
                                                 -------------------------------
                                                 Joseph J. Lombardi
                                                 Chief Financial Officer


Date: March 17, 2005




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                              Barnes & Noble, Inc.

                                  EXHIBIT INDEX




Exhibit Number     Description
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99.1               Press Release of Barnes & Noble, Inc., dated March 17, 2005.